UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2022

Skillsoft Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38960	83-4388331
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Innovative Way, Suite 201 Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

(603) 324-3000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SKIL	New York Stock Exchange

Warrants	SKIL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 23, 2022, Skillsoft Corp., a Delaware Corporation (the “Company”), held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The following matters were voted upon at the Annual Meeting: (1) election of Class I Directors to hold office until the 2025 Annual Meeting of Stockholders or until their successors have been elected and qualified, and (2) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending January 31, 2023. Each of the proposals is described in greater detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on May 2, 2022. All matters voted on at the Annual Meeting were approved.

There were 163,226,112 shares of Class A common stock, par value $0.0001 per share, of the Company (“Common Stock”), issued and outstanding on April 25, 2022, the record date (the “Record Date”) for the Annual Meeting. At the Annual Meeting, there were 125,589,829 shares present either by proxy or at the meeting, representing approximately 76.94% of the total outstanding shares of Common Stock as of the Record Date, which constituted a quorum. A summary of the voting results for each proposal is set forth below.

Proposal No. 1 – Election of Class I Directors

Name	Votes For	Withheld Votes	Broker Non- Votes	% of Votes Cast For
Ronald W. Hovsepian	102,833,317	15,841,110	6,915,402	86.65%
Peter Schmitt	112,082,652	6,591,775	6,915,402	94.45%
Jeffrey R. Tarr	112,341,106	6,333,321	6,915,402	94.66%

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes Cast For
125,383,971	65,317	140,541	140,541	99.84%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2022

SKILLSOFT CORP.

By:	/s/ Sarah Kinnick Hilty
Sarah Kinnick Hilty Chief Legal Officer and Secretary